UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                             July 6, 2004

STRATEGIC DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

0-5228

(Commission file number)

Delaware	22-1849240
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

3220 Tillman Drive, Suite 200, Bensalem, PA	19020
(Address of principal executive offices)	(Zip Code)

215-633-1900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

On July 6, 2004 Strategic Distribution, Inc. (the “Company”) announced the appointment of Cris G. Ferregur to assume the responsibilities of general manager for the Company’s Mexican subsidiary and the departure of F. M. “Duffy” Shea, who previously headed the Mexican operations.  A copy of the Company’s press release announcing the management changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of business acquired

Not applicable

(b)       Pro forma financial information

Not applicable

(c)       Exhibits:

99.1         Press Release issued by the Company on July 6, 2004 announcing the appointment of Cris G. Ferregur to assume the responsibilities of general manager for the Company’s Mexican subsidiary and the departure of F. M. “Duffy” Shea, who previously headed the Mexican operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Strategic Distribution, Inc.

Date: July 21, 2004	By:	/s/ Donald C. Woodring
Donald C. Woodring,
President and Chief Executive Officer

EXHIBIT INDEX

99.1         Press Release issued by the Company on July 6, 2004 announcing the appointment of Cris G. Ferregur to assume the responsibilities of general manager for the Company’s Mexican subsidiary and the departure of F. M. “Duffy” Shea, who previously headed the Mexican operations.